UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N‑CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811‑21485
Cohen & Steers Infrastructure Fund, Inc.

(Exact name of Registrant as specified in charter)
1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)
Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30th Floor
New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 832‑3232
Date of fiscal year end: December 31
Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.
(a)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:
We would like to share with you our report for the six months ended June 30, 2024. The total returns for Cohen & Steers Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2024
Cohen & Steers Infrastructure Fund at Net Asset Value(a)	3.09%
Cohen & Steers Infrastructure Fund at Market Value(a)	10.26%
Blended Benchmark—80% FTSE Global Core Infrastructure 50/50 Net Tax Index / 20% ICE BofA Fixed Rate Preferred Securities Index(b)	2.75%
S&P 500 Index(b)	15.29%
MSCI World Index—net(b)	11.75%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.
Managed Distribution Policy
The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.155 per share on a monthly basis.

(a)	As a closed‑end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)
The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.
The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.
Market Review
Global infrastructure stocks rose in the six months ending June 30, 2024 but underperformed the broader global equity market. Global equities recorded strong gains in the period, led by robust performance in the U.S., with several key indexes reaching record highs. The rapidly expanding growth of artificial intelligence (AI) applications provided a significant tailwind for select sectors. Generally healthy corporate earnings and encouraging macroeconomic data aided stocks. However, sticky inflation and the persistence of elevated interest rates weighed on certain sectors.
Fund Performance
The Fund had a positive total return in the period and outperformed its benchmark on both a market price and net asset value basis.
Marine ports were the top‑performing sector in the asset class for the period, benefiting from strong cargo volumes. Port operators focused on India notably outperformed, while several China-based companies struggled amid an uncertain economic outlook in the country. The Fund’s underweight allocation in marine ports detracted from relative performance.
Midstream energy posted strong returns supported by healthy earnings reports, share repurchases and dividends and expectations for increased natural gas demand. An overweight allocation in the sector contributed to relative performance.
Electric utilities and gas distribution companies rose on investor excitement around the potential for certain utilities to benefit from the increased electricity demand from data centers. The Fund’s security selection in electric utilities and gas distribution companies contributed to relative performance. Among electrics, contributors included an overweight position and an out‑of‑index investment in a pair of Indian companies that climbed materially on expectations for continued strong power demand in the country. Within gas distribution, stocks contributing to relative performance included an overweight in China-focused ENN Energy Holdings, which benefited from strong gas volumes and expectations of new connections to residential properties.
Among passenger transportation–related sectors, airports outperformed as post-pandemic passenger volumes continued to recover. However, the Fund’s security selection in airports hindered

COHEN & STEERS INFRASTRUCTURE FUND, INC.

relative performance, as an out‑of‑index investment in Japan Airport Terminal declined due to disappointing inbound international travel volumes and cost pressures. Elevated interest rates impeded the performance of toll roads, and the Fund’s security selection in the sector hindered relative returns, partly due to an overweight investment in Cia de Concessoes Rodoviaria, which declined amid macroeconomic concerns in Brazil.
Railways lagged as investors assessed how slowing growth might weigh on future earnings. The Fund’s underweight allocation in railways positively contributed to relative performance.
Water utilities struggled amid regulatory issues in the U.K. and U.S., and on higher bond yields, and the portfolio’s underweight in the sector aided relative performance. However, the positive effect of the underweight in water was partially offset by adverse security selection in the sector. Communications were the worst-performing sector, on concern about leasing activity and the persistence of high interest rates. The Fund’s security selection in the sector aided relative performance.
Preferred securities were the top‑performing fixed income category in the period. Interest rates rose and expectations on the magnitude of central bank rate cuts were reduced, which pressured U.S. Treasuries and intermediate- and longer-term investment-grade bonds. However, preferreds benefited from high yields and a narrowing of credit spreads. Preferreds also outperformed high-yield bonds, which had positive, though smaller, gains. The timing of the Fund’s allocations to preferred securities detracted from relative performance, but was partially offset by favorable security selection within preferreds.
Impact of Leverage on Fund Performance
The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed to the Fund’s performance for the six months ended June 30, 2024.
Impact of Foreign Currency on Fund Performance
The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, the U.S. dollar appreciated against other currencies. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a headwind for absolute returns.
Impact of Derivatives on Fund Performance
The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material impact on the Fund’s total return for the six months ended June 30, 2024.
In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps contributed to the Fund’s total return for the six months ended June 30, 2024.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

BEN MORTON	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

TYLER S. ROSENLICHT	THUY QUYNH DANG
Portfolio Manager	Portfolio Manager
The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com
For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.
Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)
Average Annual Total Returns—For Periods Ended June 30, 2024

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	5.57%	4.55%	6.12%	9.21%
Fund at Market Value	3.58%	4.89%	7.36%	8.93%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations was March 30, 2004.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy
(Unaudited)
Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2024, leverage represented 30% of the Fund’s managed assets.
Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.
Leverage Facts(a)(b)

Leverage (as a % of managed assets)	30%
% Variable Rate Financing	15%
Variable Rate	6.0%
% Fixed Rate Financing(c)	85%
Weighted Average Rate on Fixed Financing	1.6%
Weighted Average Term on Fixed Financing	2.0 years
The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2024. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

June 30, 2024
Top Ten Holdings(a)
(Unaudited)

Security	Value	% of Managed Assets

NextEra Energy, Inc.	$127,343,571	4.1
Southern Co.	121,931,740	3.9
American Tower Corp.	121,026,820	3.9
NiSource, Inc.	99,413,428	3.2
TC Energy Corp. (Canada)	98,644,578	3.1
PPL Corp.	98,622,407	3.1
Transurban Group (Australia)	86,326,765	2.8
National Grid PLC (United Kingdom)	84,732,599	2.7
Dominion Energy, Inc.	83,006,735	2.6
Duke Energy Corp.	73,883,342	2.4

(a)
Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown(b)
(Based on Managed Assets)
(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS
June 30, 2024 (Unaudited)

		Shares/Units	Value
COMMON STOCK	115.5%
AUSTRALIA	7.8%
RAILWAYS	1.0%
Aurizon Holdings Ltd.(a)		8,589,984	$20,915,876

TOLL ROADS	6.8%
Atlas Arteria Ltd.(a)(b)		18,295,481	62,367,102
Transurban Group(a)(b)		10,435,973	86,326,765

			148,693,867

TOTAL AUSTRALIA			169,609,743

BRAZIL	2.0%
MARINE PORTS	1.0%
Santos Brasil Participacoes SA(a)		9,408,003	22,972,620

TOLL ROADS	1.0%
CCR SA(a)		10,300,010	21,447,222

TOTAL BRAZIL			44,419,842

CANADA	10.8%
DIVERSIFIED	0.2%
Tidewater Renewables Ltd.(c)		789,442	4,264,447

GAS DISTRIBUTION	0.9%
AltaGas Ltd.		888,181	20,067,742

MIDSTREAM	9.1%
Enbridge, Inc.		1,843,322	65,578,365
Keyera Corp.		748,046	20,718,148
Pembina Pipeline Corp.		327,150	12,138,543
TC Energy Corp.		2,602,212	98,644,578

			197,079,634

RAILWAYS	0.6%
Canadian National Railway Co.		113,718	13,437,851

TOTAL CANADA			234,849,674

CHINA	1.8%
GAS DISTRIBUTION	1.3%
ENN Energy Holdings Ltd., (H Shares)(a)		3,372,121	27,787,757

MARINE PORTS	0.5%
China Merchants Port Holdings Co. Ltd., (H Shares)(a)		7,242,000	10,776,220

TOTAL CHINA			38,563,977

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Shares/Units	Value
FRANCE	1.3%
ELECTRIC
Engie SA(a)		1,971,863	$28,160,421

GREECE	0.4%
AIRPORT
Athens International Airport SA		1,058,181	8,896,087

HONG KONG	2.7%
ELECTRIC
CLP Holdings Ltd.		1,568,500	12,674,058
Power Assets Holdings Ltd.(a)		8,487,000	45,917,973

			58,592,031

INDIA	3.3%
ELECTRIC
NTPC Ltd.		3,829,856	17,429,835
Power Grid Corp. of India Ltd.		13,661,786	54,278,515

			71,708,350

ITALY	1.2%
GAS DISTRIBUTION
Snam SpA		5,816,041	25,730,726

JAPAN	2.5%
AIRPORT	0.7%
Japan Airport Terminal Co. Ltd.(a)		492,900	16,809,884

ELECTRIC	0.4%
Kansai Electric Power Co., Inc.(a)		517,700	8,694,297

GAS DISTRIBUTION	1.4%
Osaka Gas Co. Ltd.(a)		424,300	9,343,619
Tokyo Gas Co. Ltd.(a)		967,600	20,778,532

			30,122,151

TOTAL JAPAN			55,626,332

LUXEMBOURG	1.0%
COMMUNICATIONS
SES SA		4,242,439	21,608,610

MALAYSIA	0.6%
MARINE PORTS
Westports Holdings Bhd.		15,775,000	13,944,197

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Shares/Units	Value
MEXICO	3.0%
AIRPORTS
Grupo Aeroportuario del Centro Norte SAB de CV(a)		1,523,926	$12,931,922
Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)		3,394,388	53,345,419

			66,277,341

NETHERLANDS	0.9%
MARINE PORTS
Koninklijke Vopak NV		459,751	19,084,282

NEW ZEALAND	1.4%
AIRPORT
Auckland International Airport Ltd.(a)		6,665,359	30,976,801

PHILIPPINES	0.5%
MARINE PORTS
International Container Terminal Services, Inc.		1,795,530	10,716,381

SPAIN	2.2%
AIRPORT
Aena SME SA(a)(d)		234,282	47,170,031

THAILAND	1.3%
AIRPORT
Airports of Thailand PCL		18,795,100	29,193,288

UNITED KINGDOM	4.4%
ELECTRIC	3.9%
National Grid PLC		7,594,608	84,732,599

WATER	0.5%
Pennon Group PLC		1,667,274	12,087,087

TOTAL UNITED KINGDOM			96,819,686

UNITED STATES	66.4%
COMMUNICATIONS	8.8%
American Tower Corp.(e)		622,630	121,026,820
Crown Castle, Inc.(a)(f)		721,549	70,495,337

			191,522,157

DIVERSIFIED	0.0%
Benson Hill, Inc.(c)		962,500	146,685
Stem, Inc.(a)(c)(f)		637,750	707,902

			854,587

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Shares/Units	Value
ELECTRIC	35.2%
Alliant Energy Corp.(a)(f)		945,688	$48,135,519
CenterPoint Energy, Inc.(a)(f)		1,083,896	33,579,098
Consolidated Edison, Inc.(a)		228,427	20,425,942
Dominion Energy, Inc.(a)(f)		1,694,015	83,006,735
Duke Energy Corp.(a)(f)		737,138	73,883,342
Edison International(a)		473,641	34,012,160
Entergy Corp.(a)(f)		314,937	33,698,259
Evergy, Inc.(a)		474,479	25,133,153
Net Power, Inc.(a)(c)(f)		731,336	7,189,033
NextEra Energy, Inc.(a)(f)		1,798,384	127,343,571
PPL Corp.(a)(f)		3,566,814	98,622,407
Public Service Enterprise Group, Inc.(a)(f)		828,787	61,081,602
Southern Co.(a)		1,571,893	121,931,740

			768,042,561

GAS DISTRIBUTION	7.4%
NiSource, Inc.(a)		3,450,657	99,413,428
Sempra(a)(f)		827,532	62,942,084

			162,355,512

MIDSTREAM	10.1%
Cheniere Energy, Inc.(a)		272,650	47,667,399
DT Midstream, Inc.(a)		185,842	13,200,357
Energy Transfer LP(a)(f)		1,606,191	26,052,418
Hess Midstream LP, Class A(a)(f)		278,347	10,142,965
Kinder Morgan, Inc.(a)		1,374,354	27,308,414
Kinetik Holdings, Inc.(a)(e)		634,229	26,282,450
MPLX LP(a)(f)		514,959	21,932,104
ONEOK, Inc.(a)(f)		315,143	25,699,912
Plains All American Pipeline LP(a)		1,264,432	22,582,755

			220,868,774

RAILWAYS	4.9%
Norfolk Southern Corp.(a)(e)(f)		255,551	54,864,244
Union Pacific Corp.(a)		228,641	51,732,313

			106,596,557

TOTAL UNITED STATES			1,450,240,148

TOTAL COMMON STOCK (Identified cost—$2,134,888,658)			2,522,187,948

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Shares/Units	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	3.9%
BERMUDA	0.0%
INSURANCE
RenaissanceRe Holdings Ltd., 5.75%, Series F(a)(g)		7,000	$161,700

CANADA	0.2%
UTILITIES
Algonquin Power & Utilities Corp., 6.20% to 10/1/24, due 7/1/79, Series 19‑A(a)(h)		89,073	2,242,858
Brookfield BRP Holdings Canada, Inc., 4.625%(a)(g)		100,000	1,549,000

			3,791,858

NETHERLANDS	0.0%
INSURANCE
AEGON Funding Co. LLC, 5.10%, due 12/15/49(a)		65,287	1,356,011

UNITED STATES	3.7%
BANKING	1.1%
Bank of America Corp., 5.375%, Series KK(a)(g)		61,831	1,435,097
Bank of America Corp., 6.00%, Series GG(a)(f)(g)		184,373	4,601,950
JPMorgan Chase & Co., 5.75%, Series DD(a)(g)		159,744	3,977,626
Morgan Stanley, 6.375%, Series I(a)(g)		118,969	2,980,173
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(g)(h)		81,114	1,861,566
Wells Fargo & Co., 4.375%, Series CC(a)(g)		58,968	1,135,724
Wells Fargo & Co., 4.70%, Series AA(a)(g)		142,405	2,892,246
Wells Fargo & Co., 4.75%, Series Z(a)(g)		206,575	4,216,196
Wells Fargo & Co., 5.625%, Series Y(a)(g)		65,803	1,543,738
Wells Fargo & Co., 7.50%, Series L (Convertible)(g)		172	204,503

			24,848,819

CONSUMER DISCRETIONARY PRODUCTS	0.2%
Ford Motor Co., Senior Debt, 6.50%, due 8/15/62(a)		144,325	3,608,125

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 6.75%, Series 3(a)(g)		137,935	3,460,789
CHS, Inc., 7.10%, Series 2(a)(g)		135,283	3,483,537

			6,944,326

FINANCIAL SERVICES	0.3%
Affiliated Managers Group, Inc., 6.75%, due 3/30/64		32,128	818,621
Brookfield Oaktree Holdings LLC, 6.55%, Series B(a)(g)		66,071	1,410,616

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Shares/Units	Value
Brookfield Oaktree Holdings LLC, 6.625%, Series A(a)(g)		100,000	$2,172,000
Carlyle Finance LLC, 4.625%, due 5/15/61(a)		70,000	1,274,000

			5,675,237

INSURANCE	0.8%
Allstate Corp., 7.375%, Series J(a)(g)		98,834	2,640,844
Arch Capital Group Ltd., 5.45%, Series F(a)(g)		80,000	1,792,000
Athene Holding Ltd., 4.875%, Series D(a)(g)		55,443	1,043,992
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(g)(h)		115,223	2,779,179
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(h)		87,725	2,228,215
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a)(g)(h)		77,050	1,930,102
Equitable Holdings, Inc., 5.25%, Series A(a)(g)		52,000	1,131,000
MetLife, Inc., 5.625%, Series E(a)(g)		86,560	2,114,661
Voya Financial, Inc., 5.35% to 9/15/29, Series B(a)(g)(h)		45,010	1,092,843

			16,752,836

TELECOMMUNICATIONS	0.3%
AT&T, Inc., 4.75%, Series C(a)(f)(g)		182,869	3,686,639
AT&T, Inc., 5.00%, Series A(a)(f)(g)		13,078	275,685
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70(a)		94,315	1,906,106

			5,868,430

UTILITIES	0.7%
CMS Energy Corp., 5.875%, due 10/15/78(a)		63,498	1,531,572
CMS Energy Corp., 5.875%, due 3/1/79(a)		146,996	3,558,773
Duke Energy Corp., 5.75%, Series A(a)(g)		71,350	1,783,750
SCE Trust VIII, 6.95%, Series N(g)		38,033	978,970
Sempra, 5.75%, due 7/1/79(a)		150,675	3,518,261
Southern Co., 4.95%, due 1/30/80, Series 2020(a)(f)		230,000	5,076,100

			16,447,426

TOTAL UNITED STATES			80,145,199

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$90,492,337)			85,454,768

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Principal Amount*	Value
PREFERRED SECURITIES—OVER‑THE‑COUNTER	22.1%
AUSTRALIA	0.5%
BANKING	0.2%
Australia & New Zealand Banking Group Ltd., 6.75% to 6/15/26(a)(d)(g)(h)(i)		4,000,000	$4,027,228

INSURANCE	0.3%
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN(a)(h)(j)		1,800,000	1,784,365
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44(a)(h)(j)		5,155,000	5,161,948

			6,946,313

TOTAL AUSTRALIA			10,973,541

CANADA	2.8%
BANKING	0.6%
Bank of Nova Scotia, 4.90% to 6/4/25(a)(g)(h)		1,840,000	1,808,261
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84(a)(h)		3,200,000	3,312,541
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82(a)(h)		3,400,000	3,570,466
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82(a)(h)		3,200,000	3,324,358

			12,015,626

PIPELINES	1.9%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20‑A(a)(f)(h)		5,980,000	5,652,193
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16‑A(a)(h)		4,155,000	4,042,628
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78(a)(f)(h)		5,913,000	5,680,224
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83(a)(f)(h)		3,985,000	3,998,848
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83(a)(h)		1,920,000	1,967,491
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5(a)(h)		3,820,000	3,989,654
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84(a)(h)		2,060,000	2,225,896
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79(a)(f)(h)		5,008,000	4,614,767
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82(a)(h)		2,500,000	2,269,535
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16‑A(a)(f)(h)		6,499,000	6,376,856

			40,818,092

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Principal Amount*	Value
UTILITIES	0.3%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16‑A(a)(f)(h)		7,268,000	$7,240,332

TOTAL CANADA			60,074,050

FINLAND	0.1%
BANKING
Nordea Bank Abp, 6.625% to 3/26/26(a)(d)(g)(h)(i)		1,400,000	1,392,870

FRANCE	1.7%
BANKING
BNP Paribas SA, 7.00% to 8/16/28(a)(d)(g)(h)(i)		1,000,000	987,500
BNP Paribas SA, 7.375% to 8/19/25(a)(d)(f)(g)(h)(i)		6,200,000	6,200,031
BNP Paribas SA, 7.75% to 8/16/29(a)(d)(g)(h)(i)		3,200,000	3,235,248
BNP Paribas SA, 8.50% to 8/14/28(a)(d)(g)(h)(i)		2,000,000	2,053,432
BNP Paribas SA, 9.25% to 11/17/27(a)(d)(f)(g)(h)(i)		7,200,000	7,652,419
Credit Agricole SA, 8.125% to 12/23/25(a)(d)(g)(h)(i)		3,950,000	4,013,768
Societe Generale SA, 6.75% to 4/6/28(a)(d)(g)(h)(i)		4,000,000	3,587,324
Societe Generale SA, 8.00% to 9/29/25(a)(d)(g)(h)(i)		2,200,000	2,198,834
Societe Generale SA, 9.375% to 11/22/27(a)(d)(g)(h)(i)		2,400,000	2,432,652
Societe Generale SA, 10.00% to 11/14/28(a)(d)(g)(h)(i)		5,000,000	5,199,970

			37,561,178

ITALY	0.2%
BANKING
Intesa Sanpaolo SpA, 7.70% to 9/17/25(a)(d)(g)(h)(i)		3,900,000	3,899,698

JAPAN	0.7%
INSURANCE
Dai‑ichi Life Insurance Co. Ltd., 5.10% to 10/28/24(a)(d)(g)(h)		2,000,000	1,997,666
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25(a)(g)(h)(j)		2,800,000	2,766,120
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44(a)(d)(f)(h)		5,600,000	5,593,552
Sumitomo Life Insurance Co., 5.875% to 1/18/34(a)(d)(f)(g)(h)		4,400,000	4,294,677

			14,652,015

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Principal Amount*	Value
NETHERLANDS	0.7%
BANKING	0.6%
ING Groep NV, 5.75% to 11/16/26(a)(f)(g)(h)(i)		5,000,000	$4,810,600
ING Groep NV, 6.50% to 4/16/25(a)(g)(h)(i)		2,600,000	2,579,917
ING Groep NV, 8.00% to 5/16/30(g)(h)(i)(j)		5,400,000	5,513,535

			12,904,052

INSURANCE	0.1%
Aegon Ltd., 5.50% to 4/11/28, due 4/11/48(a)(h)		2,875,000	2,779,128

TOTAL NETHERLANDS			15,683,180

SPAIN	0.7%
BANKING
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9(a)(f)(g)(h)(i)		1,800,000	1,791,565
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29(a)(g)(h)(i)		4,000,000	4,267,264
Banco Santander SA, 9.625% to 11/21/28(a)(g)(h)(i)		4,400,000	4,723,660
Banco Santander SA, 9.625% to 5/21/33(a)(g)(h)(i)		3,800,000	4,221,819

			15,004,308

SWEDEN	0.2%
BANKING
Swedbank AB, 7.75% to 3/17/30(g)(h)(i)(j)		4,400,000	4,403,190

SWITZERLAND	1.4%
BANKING	0.9%
Credit Suisse Group AG, 5.25%, Claim(c)(d)(g)(i)(k)(l)		1,600,000	144,000
Credit Suisse Group AG, 6.375%, Claim(c)(d)(g)(i)(k)(l)		2,000,000	180,000
Credit Suisse Group AG, 7.50%, Claim(c)(d)(g)(i)(k)(l)		600,000	54,000
UBS Group AG, 6.875% to 8/7/25(a)(g)(h)(i)(j)		5,400,000	5,365,589
UBS Group AG, 9.25% to 11/13/28(a)(d)(f)(g)(h)(i)		7,000,000	7,548,821
UBS Group AG, 9.25% to 11/13/33(a)(d)(f)(g)(h)(i)		5,200,000	5,836,438

			19,128,848

INSURANCE	0.5%
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52(a)(h)(j)		3,700,000	3,650,651
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48(a)(h)(j)		5,800,000	5,651,404

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Principal Amount*	Value
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN(h)(j)		3,600,000	$2,967,750

			12,269,805

TOTAL SWITZERLAND			31,398,653

UNITED KINGDOM	2.3%
BANKING	1.6%
Barclays PLC, 9.625% to 12/15/29(a)(f)(g)(h)(i)		8,800,000	9,562,010
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2(a)(d)(f)(g)(h)		7,566,000	9,173,964
HSBC Holdings PLC, 6.00% to 5/22/27(g)(h)(i)		2,600,000	2,517,056
HSBC Holdings PLC, 6.50% to 3/23/28(a)(g)(h)(i)		2,800,000	2,763,481
Lloyds Banking Group PLC, 7.50% to 9/27/25(a)(g)(h)(i)		3,400,000	3,407,271
NatWest Group PLC, 6.00% to 12/29/25(a)(g)(h)(i)		2,000,000	1,961,474
NatWest Group PLC, 8.00% to 8/10/25(a)(f)(g)(h)(i)		6,000,000	6,045,060

			35,430,316

INSURANCE	0.2%
Beazley Insurance DAC, 5.50%, due 9/10/29(j)		2,600,000	2,485,405
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41(a)(h)(j)		1,300,000	1,178,538
Phoenix Group Holdings PLC, 5.625% to 1/29/25(g)(h)(i)(j)		1,232,000	1,220,733

			4,884,676

TELECOMMUNICATIONS	0.5%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81(a)(h)		2,090,000	1,784,326
Vodafone Group PLC, 6.25% to 7/29/24, due 10/3/78(a)(h)(j)		4,235,000	4,231,125
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79(a)(f)(h)		4,500,000	4,645,476

			10,660,927

TOTAL UNITED KINGDOM			50,975,919

UNITED STATES	10.8%
BANKING	5.8%
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(g)(h)		2,682,000	2,670,645
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(f)(g)(h)		7,429,000	7,425,917
Bank of America Corp., 6.25% to 9/5/24, Series X(a)(f)(g)(h)		7,423,000	7,410,767
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(f)(g)(h)		6,000,000	6,035,094
Bank of America Corp., 6.50% to 10/23/24, Series Z(a)(f)(g)(h)		6,806,000	6,808,307

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

	Principal Amount*		Value
Bank of New York Mellon Corp., 4.625% to 9/20/26, Series F(a)(g)(h)	3,500,000		$3,384,333
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(f)(g)(h)	6,983,000		6,560,570
Charles Schwab Corp., 5.375% to 6/1/25, Series G(a)(g)(h)	2,936,000		2,910,383
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(g)(h)	3,250,000		3,083,949
Citigroup, Inc., 4.15% to 11/15/26, Series Y(a)(g)(h)	2,310,000		2,161,873
Citigroup, Inc., 5.00% to 9/12/24, Series U(a)(g)(h)	3,504,000		3,490,068
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(f)(g)(h)	5,569,000		5,539,573
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(f)(g)(h)	7,850,000		7,864,141
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(g)(h)	3,800,000		3,965,984
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a)(g)(h)	2,000,000		1,944,507
CoBank ACB, 6.25% to 10/1/26, Series I(g)(h)	2,866,000		2,844,751
Farm Credit Bank of Texas, 9.596% (3 Month USD Term SOFR + 4.01%)(a)(d)(g)(m)	35,300	†	3,547,650
First Horizon Bank, 6.409% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(d)(g)(m)	1,806	†	1,210,020
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(a)(g)(h)	4,170,000		3,888,092
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(a)(g)(h)	1,000,000		936,501
Goldman Sachs Group, Inc., 5.30% to 11/10/26, Series O(a)(f)(g)(h)	1,645,000		1,631,902
Goldman Sachs Group, Inc., 5.50% to 8/10/24, Series Q(a)(g)(h)	1,000,000		997,211
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(g)(h)	2,290,000		2,360,656
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a)(g)(h)	1,000,000		912,846
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a)(g)(h)	894,000		858,972
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FF(a)(g)(h)	1,043,000		1,040,669
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a)(g)(h)	2,500,000		2,503,995
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(g)(h)	2,000,000		2,070,728
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(f)(g)(h)	4,450,000		4,443,812
Regions Financial Corp., 5.75% to 6/15/25, Series D(a)(g)(h)	1,849,000		1,821,173

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Principal Amount*	Value
State Street Corp., 6.70% to 3/15/29, Series I(a)(g)(h)		4,000,000	$4,033,844
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(g)(h)		2,109,000	1,980,031
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(g)(h)		500,000	474,895
U.S. Bancorp, 5.30% to 4/15/27, Series J(a)(g)(h)		1,500,000	1,458,299
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(f)(g)(h)		7,400,000	7,085,877
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(g)(h)		2,796,000	2,790,214
Wells Fargo & Co., 5.95%, due 12/15/36(a)		2,830,000	2,824,102
Wells Fargo & Co., 7.625% to 9/15/28(a)(g)(h)		3,390,000	3,618,503

			126,590,854

ENERGY	0.1%
BP Capital Markets PLC, 4.375% to 6/22/25(g)(h)		621,000	610,347
BP Capital Markets PLC, 4.875% to 3/22/30(g)(h)		2,550,000	2,412,010

			3,022,357

FINANCIAL SERVICES	0.3%
Discover Financial Services, 6.125% to 6/23/25, Series D(g)(h)		5,566,000	5,520,207

INSURANCE	2.0%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a)(h)		3,700,000	3,717,417
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(f)(h)		7,170,000	7,239,793
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(d)(h)		2,600,000	2,620,059
Liberty Mutual Group, Inc., 7.80%, due 3/15/37(a)(d)		1,680,000	1,786,704
Lincoln National Corp., 9.25% to 12/1/27, Series C(g)(h)		2,500,000	2,701,215
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(a)(d)(f)		5,850,000	6,280,578
MetLife, Inc., 9.25%, due 4/8/38(a)(d)(f)		6,500,000	7,535,827
MetLife, Inc., 10.75%, due 8/1/39(a)		1,000,000	1,339,538
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(a)(h)		1,600,000	1,488,773
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a)(f)(h)		4,500,000	4,449,514
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(h)		3,000,000	3,074,811
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(g)(h)		1,310,000	1,364,127

			43,598,356

PIPELINES	0.1%
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(g)(h)		3,357,000	3,333,635

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Principal Amount*	Value
UTILITIES	2.5%
AES Corp., 7.60% to 10/15/29, due 1/15/55(h)		2,000,000	$2,025,790
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(a)(h)		4,200,000	3,868,842
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(h)		2,200,000	2,194,040
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(a)(h)		1,125,000	1,031,549
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(f)(g)(h)		8,000,000	7,546,506
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(h)		4,180,000	4,268,662
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(h)		3,800,000	3,775,821
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(d)(h)		2,000,000	2,012,694
National Rural Utilities Cooperative Finance Corp., 7.125% to 6/15/28, due 9/15/53(a)(h)		2,240,000	2,307,749
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a)(h)		3,438,000	3,298,547
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(h)		4,000,000	4,008,478
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(h)		1,500,000	1,512,351
NiSource, Inc., 6.95% to 8/30/29, due 11/30/54(h)		3,000,000	3,021,294
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(h)		2,500,000	2,313,626
Sempra, 4.875% to 10/15/25(a)(f)(g)(h)		5,780,000	5,683,565
Sempra, 6.875% to 7/1/29, due 10/1/54(h)		3,000,000	2,989,043
Southern Co., 4.00% to 10/15/25, due 1/15/51, Series B(a)(h)		3,000,000	2,915,010

			54,773,567

TOTAL UNITED STATES			236,838,976

TOTAL PREFERRED SECURITIES—OVER‑THE‑COUNTER (Identified cost—$479,177,912)			482,857,578

CORPORATE BONDS	0.6%
ITALY	0.0%
UTILITIES
Enel Finance America LLC, 7.10%, due 10/14/27(a)(d)(f)		600,000	630,384
Enel Finance International NV, 7.50%, due 10/14/32(a)(d)		400,000	442,722

			1,073,106

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

		Principal Amount*	Value
UNITED STATES	0.6%
REAL ESTATE	0.2%
Realty Income Corp., 3.40%, due 1/15/30(a)		3,060,000	$2,788,041
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(a)(d)(f)		1,700,000	1,701,321

			4,489,362

UTILITIES	0.4%
American Electric Power Co., Inc., 5.75%, due 11/1/27(a)		1,015,000	1,032,209
Southern California Edison Co., 5.85%, due 11/1/27(a)(f)		1,000,000	1,019,967
Southern Co., 5.113%, due 8/1/27(a)(f)		6,000,000	5,988,181

			8,040,357

TOTAL UNITED STATES			12,529,719

TOTAL CORPORATE BONDS (Identified cost—$13,453,539)			13,602,825

		Shares/Units
WARRANTS	0.0%
UNITED STATES	0.0%
Net Power, Inc., strike price $11.50, expires 3/12/26(a)(c)		182,834	417,922

TOTAL WARRANTS (Identified cost—$621,636)			417,922

SHORT-TERM INVESTMENTS	0.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.25%(n)		821,599	821,599
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(n)		10,261,000	10,261,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$11,082,599)			11,082,599

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,729,716,681)	142.6%		3,115,603,640
LIABILITIES IN EXCESS OF OTHER ASSETS	(42.6)		(930,771,209)

NET ASSETS (Equivalent to $22.64 per share based on 96,486,405 shares of common stock outstanding)	100.0%		$2,184,832,431

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$255,000,000	0.670%	Monthly	5.454%(o)	Monthly	9/15/25	$13,524,043	$28,929	$13,552,972
212,500,000	1.240%	Monthly	5.454%(o)	Monthly	2/3/26	12,339,953	4,619	12,344,572
85,000,000	0.898%	Monthly	5.454%(o)	Monthly	5/1/26	6,029,795	14,623	6,044,418
255,000,000	1.237%	Monthly	5.454%(o)	Monthly	9/15/27	24,288,826	43,976	24,332,802

						$56,182,617	$92,147	$56,274,764

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the six months ended June 30, 2024.
Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.
*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $2,008,466,084 in aggregate has been pledged as collateral.
(b)	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Non–income producing security.
(d)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $156,642,082 which represents 7.2% of the net assets of the Fund, of which 0.1% are illiquid.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2024 (Unaudited)

(e)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $225,720 in aggregate has been pledged as collateral.
(f)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $864,800,420 in aggregate has been rehypothecated.
(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)	Security converts to floating rate after the indicated fixed–rate coupon period.
(i)
Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $125,798,457 which represents 5.8% of the net assets of the Fund (4.0% of the managed assets of the Fund).

(j)
Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $46,380,353 which represents 2.1% of the net assets of the Fund, of which 0.0% are illiquid.

(k)	Security is in default.
(l)	Security value is determined based on significant unobservable inputs (Level 3).
(m)	Variable rate. Rate shown is in effect at June 30, 2024.
(n)	Rate quoted represents the annualized seven–day yield.
(o)	Based on USD‑SOFR‑OIS. Represents rates in effect at June 30, 2024.

Sector Summary	% of Managed Assets
Electric	32.5
Midstream	13.3
Banking	9.5
Gas Distribution	8.5
Communications	6.8
Airports	6.4
Toll Roads	5.4
Railways	4.5
Insurance	3.3
Utilities	2.9
Marine Ports	2.5
Pipelines	1.4
Telecommunications	0.5
Other	2.5

100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value(a) (Identified cost—$2,729,716,681)	$3,115,603,640
Cash collateral pledged for interest rate swap contracts	11,943,153
Foreign currency, at value (Identified cost—$1,803,782)	1,803,500
Receivable for:
Dividends and interest	18,340,898
Investment securities sold	247,937
Variation margin on interest rate swap contracts	329,699
Other assets	322,794

Total Assets	3,148,591,621

LIABILITIES:
Payable for:
Credit agreement	950,000,000
Foreign capital gains tax	5,347,605
Interest expense	4,771,111
Investment management fees	2,203,654
Dividends and distributions declared	640,440
Administration fees	155,552
Other liabilities	640,828

Total Liabilities	963,759,190

NET ASSETS	$2,184,832,431

NET ASSETS consist of:
Paid‑in capital	$1,725,960,112
Total distributable earnings/(accumulated loss)	458,872,319

$2,184,832,431

NET ASSET VALUE PER SHARE:
($2,184,832,431 ÷ 96,486,405 shares outstanding)	$22.64

MARKET PRICE PER SHARE	$22.48

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(0.71)%

(a)	Includes $2,008,466,084 pledged as collateral, of which $864,800,420 has been rehypothecated in connection with the Fund’s credit agreement, as described in Note 7.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2024 (Unaudited)

Investment Income:
Dividend income (net of $2,904,349 of foreign withholding tax)	$56,080,765
Interest income	13,502,162

Total Investment Income	69,582,927

Expenses:
Interest expense	28,898,208
Investment management fees	13,219,136
Administration fees	1,049,312
Shareholder reporting expenses	461,783
Custodian fees and expenses	161,277
Professional fees	68,930
Directors’ fees and expenses	46,740
Transfer agent fees and expenses	11,090
Miscellaneous	62,723

Total Expenses	43,979,199

Net Investment Income (Loss)	25,603,728

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $692,891 of foreign capital gains tax)	67,313,297
Written option contracts	1,194,917
Interest rate swap contracts	18,409,128
Foreign currency transactions	(282,664)

Net realized gain (loss)	86,634,678

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of increase in accrued foreign capital gains tax of $2,103,346)	(43,789,457)
Written option contracts	(77,017)
Interest rate swap contracts	(1,308,732)
Foreign currency translations	(99,836)

Net change in unrealized appreciation (depreciation)	(45,275,042)

Net Realized and Unrealized Gain (Loss)	41,359,636

Net Increase (Decrease) in Net Assets Resulting from Operations	$66,963,364

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2024	For the Year Ended December 31, 2023
Change in Net Assets:
From Operations:
Net investment income (loss)	$25,603,728	$44,364,276
Net realized gain (loss)	86,634,678	107,698,302
Net change in unrealized appreciation (depreciation)	(45,275,042)	(115,902,216)

Net increase (decrease) in net assets resulting from operations	66,963,364	36,160,362

Distributions to shareholders	(89,663,390)	(149,341,710)
Tax return of capital to shareholders	—	(29,565,253)

Total distributions	(89,663,390)	(178,906,963)

Capital Stock Transactions:
Issued as reinvestment of dividends and distributions (See Note 6)	3,409,793	3,330,799
Net proceeds from sale of shares (See Note 6)	—	9,166,432 (a)

Total increase (decrease) in net assets	(19,290,233)	(130,249,370)
Net Assets:
Beginning of period	2,204,122,664	2,334,372,034

End of period	$2,184,832,431	$2,204,122,664

(a)	Net of offering costs of $8,061 and sales charges of $74,026.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2024 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$66,963,364
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(586,581,497)
Proceeds from sales and maturities of long-term investments	630,631,563
Net purchases, sales and maturities of short-term investments	385,653
Net amortization of premium on investments in securities	611,969
Net increase in dividends and interest receivable and other assets	(3,516,581)
Net decrease in interest expense payable, accrued expenses and other liabilities	(251,599)
Net increase in receivable for variation margin on interest rate swap contracts	(464,741)
Net decrease in premiums received from written option contracts	(490,025)
Net change in unrealized depreciation on written option contracts	77,017
Net change in unrealized depreciation on investments in securities (net of $2,103,346 of foreign capital gains tax)	43,789,457
Net realized gain on investments in securities (net of $692,891 of foreign capital gains tax)	(67,313,297)

Cash provided by operating activities	83,841,283

Cash Flows from Financing Activities:
Dividends and distributions paid	(86,358,755)

Increase (decrease) in cash and restricted cash	(2,517,472)
Cash and restricted cash at beginning of period (including foreign currency)	16,264,125

Cash and restricted cash at end of period (including foreign currency)	$13,746,653

Supplemental Disclosure of Cash Flow Information:
For the six months ended June 30, 2024, interest paid was $29,225,694 and reinvestment of dividends was $3,409,793.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Restricted cash	$11,943,153
Foreign currency	1,803,500

Total cash and restricted cash shown on the Statement of Cash Flows	$13,746,653

Restricted cash consists of cash that has been deposited with a broker and pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2024		For the Year Ended December 31,
Per Share Operating Data:			2023	2022	2021	2020	2019
Net asset value, beginning of period	$22.88		$24.36	$28.28	$24.62	$27.73	$22.08

Income (loss) from investment operations:

Net investment income (loss)(a)	0.27		0.46 (b)	0.50	0.56	0.41	0.57
Net realized and unrealized gain (loss)	0.42		(0.08)	(2.56)	4.95	(1.66)	6.94

Total from investment operations	0.69		0.38	(2.06)	5.51	(1.25)	7.51

Less dividends and distributions to shareholders from:

Net investment income	(0.93)		(0.84)	(0.64)	(0.54)	(0.41)	(0.58)
Net realized gain	—		(0.71)	(1.22)	(1.32)	(1.45)	(1.28)
Tax return of capital	—		(0.31)	—	—	—	—

Total dividends and distributions to shareholders	(0.93)		(1.86)	(1.86)	(1.86)	(1.86)	(1.86)

Anti-dilutive effect from the issuance of shares	0.00	(c)	0.00 (c)	0.00 (c)	0.01	—	—

Net increase (decrease) in net asset value	(0.24)		(1.48)	(3.92)	3.66	(3.11)	5.65

Net asset value, end of period	$22.64		$22.88	$24.36	$28.28	$24.62	$27.73

Market value, end of period	$22.48		$21.24	$23.99	$28.50	$25.82	$26.20

Total net asset value return(d)	3.09	%(e)	2.08%	–7.42%	23.10%	–3.66%	35.09%

Total market value return(d)	10.26	%(e)	–3.77%	–9.53%	18.29%	6.94%	42.63%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2024		For the Year Ended December 31,
Ratios/Supplemental Data:			2023		2022	2021	2020	2019
Net assets, end of period (in millions)	$2,184.8		$2,204.1		$2,334.4	$2,685.3	$2,304.1	$2,593.6

Ratios to average daily net assets:

Expenses	4.06	%(f)	3.97%		2.44%	2.19%	2.53%	2.50%

Expenses (excluding interest expense)	1.39	%(f)	1.39%		1.34%	1.34%	1.35%	1.36%

Net investment income (loss)	2.36	%(f)	2.02	%(b)	1.94%	2.10%	1.73%	2.18%

Ratio of expenses to average daily managed assets(g)	2.83	%(f)	2.77%		1.76%	1.59%	1.83%	1.81%

Portfolio turnover rate	19	%(e)	40%		38%	47%	54%	41%

Credit Agreement

Asset coverage ratio for credit agreement	330%		332%		346%	383%	371%	405%

Asset coverage per $1,000 for credit agreement	$ 3,300		$ 3,320		$ 3,457	$ 3,827	$ 3,711	$ 4,051

Amount of loan outstanding (in millions)	$ 950.0		$ 950.0		$ 950.0	$ 950.0	$ 850.0	$ 850.0

(a)	Calculation based on average shares outstanding.
(b)
Reflects income from foreign withholding tax reclaims, including related interest income. Had the Fund not received these proceeds, the net investment income (loss) per share would have been $0.40, and the net investment income (loss) ratios would have been 1.75%.

(c)	Amount is less than $0.005.
(d)
Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(e)	Not annualized.
(f)	Annualized.
(g)	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Note 1. Organization and Significant Accounting Policies
Cohen ∓ Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed‑end management investment company. The Fund’s investment objective is total return with emphasis on income.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over‑the‑counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non‑U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.
Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open‑end mutual funds are valued at net asset value (NAV).
The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a‑5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
Foreign equity fair value pricing procedures utilized by the Fund may cause certain non‑U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the inputs used as of June 30, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock	$2,522,187,948	$—	$—		$2,522,187,948
Preferred Securities— Exchange-Traded	85,454,768	—	—		85,454,768
Preferred Securities— Over‑the‑Counter:
Switzerland	—	31,020,653	378,000	(a)	31,398,653
Other Countries	—	451,458,925	—		451,458,925
Corporate Bonds	—	13,602,825	—		13,602,825
Warrants	417,922	—	—		417,922
Short-Term Investments	—	11,082,599	—		11,082,599

Total Investments in Securities(b)	$2,608,060,638	$507,165,002	$378,000		$3,115,603,640

Interest Rate Swap Contracts	$—	$56,274,764	$—		$56,274,764

Total Derivative Assets(b)	$—	$56,274,764	$—		$56,274,764

(a)	Security has been fair valued by the Valuation Committee pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex‑dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex‑dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and MLPs and actual amounts may differ from the estimated amounts.
Cash: For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.
Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked‑to‑market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.
Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.
At June 30, 2024, the Fund did not have any option contracts outstanding.
Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked‑to‑market daily and changes in the value are recorded as unrealized appreciation (depreciation).
Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.
Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex‑dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.
The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.
Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2024, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2024 the Fund’s fiscal year end.
Distributions Subsequent to June 30, 2024: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex‑Date/Record Date	Payable Date	Amount
7/16/24	7/31/24	$0.155
8/13/24	8/30/24	$0.155
9/10/24	9/30/24	$0.155
Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non‑U.S. securities are recorded net of non‑U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non‑U.S. markets are subject to non‑U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non‑U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

non‑U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2024, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.
Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates
Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day‑to‑day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.
For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.
Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund’s investments in certain non‑U.S. securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily managed assets managed by the investment manager and each subadvisor.
Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2024, the Fund incurred $933,115 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co‑administrator under a fund accounting and administration agreement.
Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $9,660 for the six months ended June 30, 2024.
Note 3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2024, totaled $582,754,765 and $621,410,049, respectively.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments
The following tables present the value of derivatives held at June 30, 2024, if any, and the effect of derivatives held during the six months ended June 30, 2024, along with the respective location in the financial statements.
Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest Rate Risk:
Interest Rate Swap Contracts(a)	Receivable for variation margin on interest rate swap contracts	$56,274,764(b)	—	$—

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)
Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	$1,194,917	$(77,017)

Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	18,409,128	(1,308,732)
The following summarizes the monthly average volume of the Fund’s option contracts activity for the six months ended June 30, 2024:

Written Option Contracts
Average Notional Amount(a)(b)	$22,116,939

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)	Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month‑end. For the period, this represents five months for written option contracts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information
As of June 30, 2024, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,729,716,681

Gross unrealized appreciation on investments	$562,481,919
Gross unrealized depreciation on investments	(120,320,196)

Net unrealized appreciation (depreciation) on investments	$442,161,723

Note 6. Capital Stock
The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.
During the six months ended June 30, 2024, the Fund issued 150,428 shares of common stock at $3,409,793 for the reinvestment of dividends. During the year ended December 31, 2023, the Fund issued 140,170 shares of common stock at $3,330,799 for the reinvestment of dividends.
On December 12, 2023, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2024 through December 31, 2024.
During the six months ended June 30, 2024 and year ended December 31, 2023, the Fund did not effect any repurchases.
On August 5, 2021, the Fund filed with the SEC an automatically effective shelf registration statement on Form N‑2 allowing for the delayed or continuous offering of up to $225,000,000 aggregate initial offering price of shares of common stock or rights to subscribe for shares of common stock.
On August 9, 2021, the Fund entered into a Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Fund may offer and sell up to 7,750,000 shares of common stock, from time to time, through the Distributor, in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, and filed a prospectus supplement with respect to such at‑the‑market program. The minimum price on any day at which shares of common stock may be sold will not be less than the then current NAV per common share plus any commissions to be paid to the Distributor. Certain offering costs incurred by the Fund in connection with the shelf offering are recorded as a deferred charge which are amortized over the period such additional common shares are sold, not to exceed one year.
For the six months ended June 30, 2024, the Fund did not sell shares of common stock in the at‑the‑market program. For the year ended December 31, 2023 the Fund sold 375,370 shares of common stock in the at‑the‑market program and the proceeds from such sales were $9,166,432, net of offering costs and sales charges of $8,061 and $74,026, respectively.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On August 5, 2024, the Fund’s shelf registration statement expired and therefore the Fund is not permitted to sell shares in the at‑the‑market program until such time as the Fund has an effective registration statement.
Note 7. Borrowings
The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on Secured Overnight Financing Rate (SOFR)-based variable rates. The commitment amount of the credit agreement is $1,160,000,000. The Fund may pay a fee of 0.45% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities and/or cash as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and, prior to January 1, 2024, the Fund received a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities (the rehypothecation fee). The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.
On January 1, 2024, the credit agreement was amended to eliminate the rehypothecation fee and reduce the margin upon which the financing charge is calculated.
As of June 30, 2024, the Fund had outstanding borrowings of $950,000,000 at a rate of 6.0%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2024, the Fund borrowed an average daily balance of $950,000,000 at a weighted average borrowing cost of 6.1%.
Note 8. Other Risks
Market Price Discount from Net Asset Value Risk: Shares of closed‑end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.
Common Stock Risk: The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.
Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.
If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
Foreign (Non‑U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.
Master Limited Partnership Risk: The Fund may invest in Portfolio Funds that invest in master limited partnerships (MLPs). An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.
Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment manager fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks.
Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Geopolitical Risk: Geopolitical events, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union (such as Brexit) and related geopolitical events, have led and may in the future lead to market volatility and have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Russia’s military invasion of Ukraine has significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. Ongoing conflicts in the Middle East could have similar negative impacts.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non‑U.S.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the global economy may be significantly disrupted or otherwise adversely impacted by the rapid advanced development of AI Technologies and by efforts to regulate or control its use and advancement. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Some political leaders around the world (including in the U.S. and certain European nations) have been elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.
Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general.
In May 2024, the standard settlement cycle for numerous types of U.S. securities, including Fund shares and many of the securities the Fund invests in, moved from two business days after the transaction date (T+2) to the next business day after the transaction date (T+1). This reduced settlement cycle may result in additional risks and costs to the Fund, including increased operational risks associated with the resolution of trade breaks and exceptions. These risks will be heightened in light of certain Fund investments (such as certain non‑U.S. securities) that have longer settlement cycles than is expected of Fund shares.
Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.
The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
Note 9. Other
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
Note 10. Subsequent Events
Management has evaluated events and transactions occurring after June 30, 2024 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)
Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2024. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

George Grossman	73,318,814	1,918,433
Jane Magpiong	73,249,637	1,987,611
Adam M. Derechin	73,458,152	1,779,095

COHEN & STEERS INFRASTRUCTURE FUND, INC.
(The following pages are unaudited)

REINVESTMENT PLAN
We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
OTHER INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12‑month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT, is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099‑DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Notice is hereby given in accordance with Rule 23c‑1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.
Changes to Portfolio Management Team
Effective August 1, 2024, William F. Scapell no longer serves as a portfolio manager of the Fund. Ben Morton, Elaine Zaharis-Nikas, Tyler Rosenlicht and Thuy Quynh Dang continue to serve as portfolio managers of the Fund.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS
The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreements were discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 4, 2024 and at a meeting of the full Board of Directors held on June 18, 2024. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreements in executive sessions on June 17, 2024 and June 18, 2024. At the meeting of the full Board of Directors on June 18, 2024, the Management Agreements were unanimously continued for a term ending June 30, 2025 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.
In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board of Directors considered the following:
(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and sub‑investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day‑to‑day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and, for the Investment Manager, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s and Subadvisors’ personnel, particularly noting the potential benefit that the

COHEN & STEERS INFRASTRUCTURE FUND, INC.

portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are satisfactory and appropriate.
(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board of Directors considered that, on a net asset basis (NAV), the Fund outperformed the Peer Group medians for the one‑, three-, five- and ten‑year periods ended March 31, 2024, ranking one out of four peers for each period, respectively. The Board of Directors noted that, on a NAV basis, the Fund outperformed the linked blended benchmark for the one‑, three-, five- and ten‑year periods ended March 31, 2024. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the periods, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreements.
(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fees at both managed and common asset levels were lower than the Peer Group medians, ranking two out of four peers for each. The Board of Directors also noted that the Fund’s total expense ratios including investment-related expenses at managed and common asset levels were lower than the Peer Group medians, ranking two out of four peers for each. The Board of Directors also noted that the Fund’s total expense ratios excluding investment-related expenses at managed and common asset levels were lower than the Peer Group medians, ranking two out of four peers for each. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.
The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Manager, the Board of Directors considered the profitability of the Investment Manager as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by

COHEN & STEERS INFRASTRUCTURE FUND, INC.

allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.
(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed‑end fund, the Fund would not typically be expected to have inflows of capital that might produce increasing economies of scale, although the Fund does employ an at‑the‑market program to raise capital only when the Fund is trading at a premium to net asset value. The Board of Directors determined that, given the Fund’s closed‑end structure, there were no significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.
(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreements to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.
No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non‑affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed‑End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?
We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non‑affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non‑affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non‑affiliates.

Joint marketing	A formal agreement between non‑affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX
COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX
COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX
COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX
COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non‑U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX
COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX
COHEN & STEERS PREFERRED SECURITIES
AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non‑U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX
COHEN & STEERS LOW DURATION PREFERRED
AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low‑duration preferred and other income securities issued by U.S. and non‑U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX
COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX
COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open‑end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800‑330‑7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS
Joseph M. Harvey
Director, Chair and Vice President
Adam M. Derechin
Director
Michael G. Clark
Director
George Grossman
Director
Dean A. Junkans
Director
Gerald J. Maginnis
Director
Jane F. Magpiong
Director
Daphne L. Richards
Director
Ramona Rogers-Windsor
Director
James Giallanza
President and Chief Executive Officer
Albert Laskaj
Treasurer and Chief Financial Officer
Dana A. DeVivo
Secretary and Chief Legal Officer
Stephen Murphy
Chief Compliance Officer and Vice President
Benjamin Morton
Vice President
Yigal D. Jhirad
Vice President
Tyler S. Rosenlicht
Vice President
Thuy Quynh Dang
Vice President

KEY INFORMATION
Investment Manager and Administrator
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30th Floor
New York, NY 10036
(212) 832‑3232
Co‑administrator and Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare
150 Royall Street
Canton, MA 02021
(866) 227‑0757
Legal Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol:	UTF
Website: cohenandsteers.com
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Semi-Annual Financial Statements June 30, 2024
Cohen & Steers
Infrastructure
Fund (UTF)
UTFSAR

(b)

Notice of Internet Availability of Shareholder Report(s)

ID:	XXXXX XXXXX XXXXX XXXXX

Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below:

https://www.cohenandsteers.com/funds/fund-literature

Cohen & Steers Infrastructure Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report): 1-866-345-5954
www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included in Item 1 above.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)

Effective August 1, 2024, William F. Scapell no longer serves as a portfolio manager of the Registrant. Ben Morton, Elaine Zaharis-Nikas, Tyler Rosenlicht and Thuy Quynh Dang continue to serve as portfolio managers of the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2023, the Registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$1,989,484
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$596,845

Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$596,845
Net income from securities lending activities	$1,392,639

(b)	During the Registrants most recent fiscal year ended December 31, 2023, BNP Paribas (“BNPP”) served as the Registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the Registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the Registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities; and

•	Arranging for return of loaned securities to the Registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the Registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	September 5, 2024